UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCVX Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2022

SCVX CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39190	98-1518469
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Attn: Strategic Cyber Ventures,
1220 L St NW, Suite 100-397 Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

(202) 733-4719

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant to purchase one Class A ordinary share	SCVX.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	SCVX	New York Stock Exchange
Redeemable warrants to purchase Class A ordinary shares	SCVX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 20, 2022, SCVX Corp. (“SCVX”) issued a press release announcing its entry into a non-binding letter of intent for a business combination. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Important Information and Where to Find It

SCVX has mailed to its shareholders of record as of January 5, 2022 a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of shareholders to be held on January 25, 2022 to approve an extension of time for SCVX to complete an initial business combination through July 28, 2022 (the “Extension Proposal”). Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: SCVX Corp., 1220 L St. NW, Suite 100-397, Washington, DC 20005. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission (the “SEC”)’s website (www.sec.gov).

If a legally binding definitive agreement with respect to the proposed business combination is executed SCVX intends to file a preliminary proxy statement (a “Deal Proxy Statement”) with the SEC. A definitive Deal Proxy Statement will be mailed to shareholders of SCVX as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: SCVX Corp., 1220 L St. NW, Suite 100-397, Washington, DC 20005. The preliminary and definitive Deal Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

SCVX urges investors, shareholders and other interested persons to read the Extension Proxy Statement and, when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents do and will contain important information about SCVX, the Proxy Extension Proposal, the potential target company and the proposed transaction.

Participants in the Solicitation

SCVX and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of SCVX is set forth in SCVX’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on July 14, 2021. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This current report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, SCVX’s shareholders approval of the Extension Proposal, SCVX’s ability to enter into a definitive agreement or consummate a transaction with the target company and SCVX’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of SCVX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SCVX and the target company. These forward- looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of SCVX of the Extension Proposal is not obtained, SCVX’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with the target company; the risk that the approval of the shareholders of SCVX for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of SCVX and the target company; the amount of redemption requests made by SCVX’s shareholders and the amount of funds remaining in SCVX’s trust account after satisfaction of such requests; those factors discussed in SCVX’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of SCVX filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that SCVX presently does not know or that SCVX currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SCVX’s expectations, plans or forecasts of future events and views as of the date hereof. SCVX anticipates that subsequent events and developments will cause SCVX’s assessments to change. However, while SCVX may elect to update these forward-looking statements at some point in the future, SCVX specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SCVX’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2022

SCVX CORP.

By:	/s/ Michael Doniger
Name:	Michael Doniger
Title:	Chief Executive Officer and Chairman

Exhibit 99.1

SCVX Signs Letter of Intent for a Business Combination

New York, NY January 20, 2022 – SCVX Corp. (“SCVX”), a publicly traded Special Purpose Acquisition Company (SPAC), has announced today that it has entered into a non-binding letter of intent (“LOI”) for a business combination. The target company is a pioneer in the Environmental, Social, and Governance (ESG) space. Under the terms of the LOI, SCVX and the target company would become a combined entity, with the target company’s existing shareholders rolling over 100% of their equity into the combined public company.

In connection with executing the LOI, SCVX and the target company have secured initial non-binding investment indications of approximately $75 million in total from an institutional investor and certain strategic partners. Firm commitments from those investors, as well as any other investors, would be announced concurrently with the signing of a definitive agreement.

SCVX expects to announce additional details regarding the proposed business combination when a definitive agreement is executed, which is expected later in Q1’2022 and with a closing anticipated in Q3’2022.

No assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.  Any transaction would be subject to board and equityholder approval of both companies, regulatory approvals, and other customary conditions. SCVX is holding a special meeting of its shareholders on January 25, 2022 to approve an extension of time for SCVX to complete an initial business combination through July 28, 2022, and the proposed transaction would be subject to approval of such proposal by SCVX’s shareholders.

About SCVX:

SCVX Corp. (“SCVX”; NYSE: SCVX) is a Special Purpose Acquisition Company (SPAC) seeking to partner with and acquire world class companies. The SCVX team was built with the goal of identifying best in breed teams and technologies for its business combination, capable of rapid growth and innovation needed to push beyond the existing boundaries of technology.

Important Information and Where to Find It

SCVX has mailed to its shareholders of record as of January 5, 2022 a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of shareholders to be held on January 25, 2022 to approve an extension of time for SCVX to complete an initial business combination through July 28, 2022 (the “Extension Proposal”). Shareholders may obtain a copy of the Extension Proxy Statement, without charge, by directing a request to: SCVX Corp., 1220 L St. NW, Suite 100-397, Washington, DC 20005. The Extension Proxy Statement can also be obtained, without charge, at the U.S. Securities and Exchange Commission (the “SEC”)’s website (www.sec.gov).

If a legally binding definitive agreement with respect to the proposed business combination is executed SCVX intends to file a preliminary proxy statement (a “Deal Proxy Statement”) with the SEC. A definitive Deal Proxy Statement will be mailed to shareholders of SCVX as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain a copy of the Deal Proxy Statement, without charge, by directing a request to: SCVX Corp., 1220 L St. NW, Suite 100-397, Washington, DC 20005. The preliminary and definitive Deal Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

SCVX urges investors, shareholders and other interested persons to read the Extension Proxy Statement and, when available, the preliminary Deal Proxy Statement as well as other documents filed with the SEC because these documents do and will contain important information about SCVX, the Proxy Extension Proposal, the potential target company and the proposed transaction.

Participants in the Solicitation

SCVX and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension Proposal and the potential transaction described herein under the rules of the SEC. Information about the directors and executive officers of SCVX is set forth in SCVX’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on July 14, 2021. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction will be set forth in the Proxy Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, SCVX’s shareholders approval of the Extension Proposal, SCVX’s ability to enter into a definitive agreement or consummate a transaction with the target company and SCVX’s ability to obtain the financing necessary to consummate the potential transaction. These statements are based on various assumptions and on the current expectations of SCVX’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SCVX and the target company. These forward- looking statements are subject to a number of risks and uncertainties, including: the risk that the approval of the shareholders of SCVX of the Extension Proposal is not obtained, SCVX’s ability to enter into a definitive agreement with respect to the proposed business combination or consummate a transaction with the target company; the risk that the approval of the shareholders of SCVX for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of SCVX and the target company; the amount of redemption requests made by SCVX’s shareholders and the amount of funds remaining in SCVX’s trust account after satisfaction of such requests; those factors discussed in SCVX’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of SCVX filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that SCVX presently does not know or that SCVX currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SCVX’s expectations, plans or forecasts of future events and views as of the date hereof. SCVX anticipates that subsequent events and developments will cause SCVX’s assessments to change. However, while SCVX may elect to update these forward-looking statements at some point in the future, SCVX specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SCVX’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.